Exhibit 10.88

AMENDMENT NUMBER 2 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NUMBER 2, dated as of June 28, 2007 (the “Amendment”) to the AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of September 28, 2006 (as amended, modified and supplemented from time to time in accordance with its terms, the “Agreement”), is by and among CHEMTURA CORPORATION, a Delaware corporation (“Chemtura”), as the Initial Collection Agent, Chemtura, Bio-Lab, Inc. and Great Lakes Chemical Corporation, as sellers (each a “Seller” and collectively, the “Sellers”, and CROMPTON & KNOWLES RECEIVABLES CORPORATION, a Delaware corporation (“Buyer”), and is consented to by ABN AMRO BANK N.V. (acting at the direction of the Instructing Group).

W I T N E S S E T H:

WHEREAS, the parties have previously entered into the Agreement pursuant to which Chemtura and certain other entities agreed to sell to Buyer, and Buyer agreed to buy from each such entity, all of the Receivables and Related Assets generated by each such entity;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as set forth herein to exclude certain Receivables generated by the Sellers;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1. Defined Terms.   Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement, or if not defined therein, in the Sale Agreement.

SECTION 2. Amendments to Agreement.

(a)         From and after the date hereof, Section 1.1(b)(v) of the Agreement shall be amended and restated in its entirety as follows:

“              (v)           all Records relating to any of the foregoing; provided that, from and after June 22, 2007, no Excluded Assets (including any items set forth in paragraphs (i)-(v) hereof) shall be sold by any Seller.”;

(b)        From and after the date hereof, Section 1.1 of the Agreement shall be amended by adding the following sentences at the end of such Section:

“Notwithstanding anything set forth in this Section 1.1 or otherwise in this Agreement or the other Transaction Documents, from and after June 22, 2007, no Excluded Assets shall be sold or contributed by any Seller to the Buyer. From and after June 22, 2007, all calculations made pursuant to the terms of this Agreement and the other Transaction Documents and all requirements hereunder shall exclude Excluded Assets.”;

(c)           From and after the date hereof, Section 1.7(a)(iv) of the Agreement shall be amended and restated in its entirety as follows:

“              (iv)         all Records relating to any of the foregoing; provided that, from and after June 22, 2007, no Excluded Assets (including any items set forth in paragraphs (i)-(iv) hereof) shall be contributed by any Seller to the Buyer (the items listed above in clauses (ii), (iii) and (iv) being referred to herein as the “Related Contributed Assets”).”;

(d)           From and after the date hereof, Appendix A to the Agreement shall be amended by adding the following definition in appropriate alphabetical order therein:

“ “Excluded Asset” means any Receivable or Related Asset relating to (i) the EPDM product line or (ii) the Chemical Foaming Agents product line associated with the rubber industry (but not those associated with plastic additives).”.

SECTION 3. Repurchase; Release of Lien. (a) On June 28, 2007, Chemtura shall repurchase any Excluded Assets owned by the Buyer on June 22, 2007, which Excluded Assets are set forth on Schedule 1 hereto and shall pay to the Buyer on such date in immediately available funds a purchase price (the “Purchase Price”) in an amount equal to the sum of the then Unpaid Balance of each Receivable that is an Excluded Asset, which amount is $19,164,638.95.

(b)           Upon receipt by the Buyer of the Purchase Price in immediately available funds, the Buyer will release, without the need for further action, its lien and security interest in and to the Excluded Assets. The Buyer will thereafter execute, at the expense of Chemtura, release documents that, when delivered and registered in the appropriate public offices, will evidence the release of the Excluded Assets from the lien created pursuant to the terms of the Agreement.

SECTION 4. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

SECTION 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signatures Follow]

2

IN WITNESS WHEREOF, Chemtura, as the Initial Collection Agent and as a Seller, Chemtura USA, Great Lakes, BioLab, the Buyer and the Agent have caused this Amendment Number 1 to the Amended and Restated Receivables Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CHEMTURA CORPORATION (as successor to Crompton & Knowles Corporation), as Initial Collection Agent and as Seller

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	199 Benson Road
Middlebury, Connecticut 06749

GREAT LAKES CHEMICAL CORPORATION, as Seller

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	199 Benson Road
Middlebury, Connecticut 06749

BIO-LAB, INC., as Seller

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	199 Benson Road
Middlebury, Connecticut 06749

AMENDMENT 2 TO THE A&R RECEIVABLES PURCHASE AGREEMENT

CROMPTON & KNOWLES RECEIVABLES CORPORATION, as the Buyer

By:	/s/ [ILLEGIBLE]
Title:	Vice President and Secretary

Address:	199 Benson Road
Middlebury, Connecticut 06749

AMENDMENT 2 TO THE A&R RECEIVABLES PURCHASE AGREEMENT

CONSENTED TO AND AGREED BY:

ABN AMRO BANK N.V.,
as Agent at the direction of the Instructing Group

By:	/s/ [ILLEGIBLE]
Title:	SVP

By:	/s/ [ILLEGIBLE]
Title:	VP

Address:	540 West Madison
Chicago, IL 60661

AMENDMENT 2 TO THE A&R RECEIVABLES PURCHASE AGREEMENT

SCHEDULE 1

LIST OF EXCLUDED ASSETS TO BE REPURCHASED

AMENDMENT 2 TO THE A&R RECEIVABLES PURCHASE AGREEMENT